                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the reference to our firm under the captions "Selected Financial Data", "Change in Independent Auditors", and "Experts" and to the use of our report dated October 29, 1999, in Amendment No. 1 to the Registration Statement (Form S-1, No. 333-89413) and related Prospectus of Maxygen, Inc. for the registration of 5,750,000 shares of its common stock.

                                        /s/ Ernst & Young LLP

Palo Alto, California

November 19, 1999